Exhibit 10.7

STATE OF IDAHO
[LOGO]	DEPARTMENT OF
ENVIRONMENTAL QUALITY

1410 North Hilton * Boise, Idaho 83706 * (208) 373-0502	C.L. "Butch" Otter, Governor
Toni Hardesty, Director

January 13,2009

United Mine Services Inc.
dba Stewart Contracting Inc
PO Box 1275
Pinehurst ID 83850

RE: DEQ Contract #C567, Amendment #09

Dear Mr. Stewart:

For your records, enclosed is a fully executed original copy of Amendment #09 to the above noted agreement between Stewart Contracting and the Idaho Department of Environmental Quality. This amendment to the agreement extends the contract expiration date and provides for additional funding for the Coeur d'Alene Basin Environmental Remediation Program for the 2009 season.

If you have any questions regarding the scope of work, please contact Project Manager Mark Stromberg at 208.783.5781.

Sincerely,

DAVE SANDE
Dave Sande,  CPA
Financial Officer

Enclosures

cc:	GC/RF
SS/SF #C567
Mark Stromberg, DEQ Kellogg Project Office

DEQ Contract Amendment

Contract # C567	Amendment # 09

Contractor Name United Mine Services Inc. dba Stewart Contracting

Tax Identification # 204723524	00

Original Contract Effective Date	07/01/2006	Original Contract Amount	$1,000,000.00

Professional Liability Policy #	7358907	Policy Expiration Date	5/01/2009
o	Check indicates Exempt/Government Agency
Worker's Compensation Policy #	620252	Policy Expiration Date	07/01/2009
If exempt from Worker's Comp, note the reason:
o	Check indicates Worker's Compensation paid by DEQ
This Contract Amendment is entered into by the State of Idaho, Department of Environmental Quality, hereinafter referred to as the DEPARTMENT, and United Mine Services Inc. dba Stewart Contracting hereinafter referred to as the CONTRACTOR.
The additional services/provisions/deliverables are described as follows:
This Amendment extends the contract expiration date and provides funding for continuation of the  Coeur d’Alene Basin Environmental Remediation Field Program for the 2009 season. Renewal action is based on Attachment A.
______________________________________________________________________________________

Amended Expiration Date	12/31/2009

The following Attachments are hereby incorporated by reference and made a part of this Agreement:

Contract Amendment/Extension
Appendix A; RFP     BPO01692                              ; Contractors' corresponding bid,
and/or additional information.

Amount of Amendment	$3,000,000.00
Total Contract Amount	$13,760,000.00

Fiscal Codes
PID	RCDA	OBS	CR02	CA	87630	SubObject	5170	WP	000NP	BE	00%
000NP
000NP
000NP

Amendment Originated by:	Marcia Todd	MT	Date	12 31 2008
Amendment Approved by:	Dave Sande, CPA, Financial Officer	DS	Date	12/31/08

DEQ Contract Amendment/Extension	Page 1 of 2

THIS AGREEMENT is an amendment of the original contract between the Contractor and the Department.

WHEREAS, the Department desires to amend the original contract; and

WHEREAS, the Contractor is legally authorized to enter into this Agreement by power granted by Title 29, Chapter 1 of the Idaho Code; and

WHEREAS, the Contractor has been determined qualified and available to continue the provision of services for the time period covered by this Agreement; and

The parties herby agree that all other provisions of the original contract, with the exception of the amendments as provided herein, shall remain in force during the period covered by this Agreement.

IN WITNESS WHEREOF, the Department and the Contractor have executed this Agreement

CONTRACTOR		STATE OF IDAHO

By:	GREG STEWART	By:	DAVE SANDE

Name:	Greg S. Stewart	Name:	Dave Sande, CPA
Title:	President	Title:	Financial Officer
Department of Environmental Quality

Date:	1/6/09	Date:	1/13/09

Mailing Address:

PO Box 1275
Pinehurst ID 83850

Phone Number: 208-682-9018

DEQ Contract Amendment/Extension	Page 2 of 2

STATE OF IDAHO
[LOGO]	DEPARTMENT OF
ENVIRONMENTAL QUALITY

1410 North Hilton * Boise, Idaho 83706 * (208) 373-0502	C.L. "Butch" Otter, Governor
Toni Hardesty, Director

December 18,2008

TO:	Greg Stewart
Stewart Contracting Inc.
P.O. Box 1275
Pinehurst ID 83850

FROM:	Marcia Todd, Grants/Contracts Officer
Fiscal Office
Department of Environmental

RE:	Contract Expiration DEQ #C567

The current contract with your company for the Coeur d'Alene Basin Property Remediation 2008 Field Program expires December 31, 2008. The Department of Environmental Quality wishes to renew the contract for an additional one (1) year period, as provided for in the contract. The renewal period would be from January 1, 2009 through December 31, 2009.

Renewal action must be based on the following:

1.	The unit rates on Attachment A apply.
2.	OPIS fuel base rate of $3.00 per gallon, escalation or reduction calculated as before.
3.	The number of gallons used for all fuel escalation calculations will be 1 gallon.
4.	The fuel change will be adjusted upward and downward from the $3.00 base price.
5.	No bonds will be required
6.	The retention plan (retainage) will be revised in an amendment to this agreement before work can commence.
7.	No work can commence until the DEQ Project Manager gives written Authorization to Proceed. Work completed before the date of that notice will not be paid by IDEQ.
8.	All contract terms, conditions, and amendments remain the same as noted in the original contract.
9.	Mobilization/Demobilization charges will be at the 2008 rate, unchanged.

If you agree or disagree to the contract renewal, please circle either YES or NO, sign the document and return it to:
Department of Environmental Quality
ATTN: Marcia Todd
1410 N. Hilton
Boise, ID 83706

Approval:	YES	or	NO

GREG STEWART
Signature

Greg S. Stewart
Name

12/23/08
Date

Attachment A
Stewart Contracting 2009 Unit Rates

N o.	Pay Item	Unit	2008	2009
1	Mobilization and Demobilization	LS	NA	Unchanged
2	Site Control	LS	NA	Unchanged
3	Demolition and Removal – existing concrete	SF	$4.11	$4.23
4	Demolition and Removal – existing retaining walls	LF	$5.23	$5.39
5	Tree removal - 6 to 12 inch caliper	EA	$80.00	$82.40
6	Tree Removal > 12-inch	EA	$90.00	$92.70
7	Stump grinding	EA	$260.00	$267.80
8	Removal and Disposal Soil or Gravel	CY	$45.77	$47.14
9	Excavation and fill around trees – < 6 inch caliper	EA	$50.00	$51.50
10	Excavation and fill around trees – 6 to 12 inch caliper	EA	$50.00	$51.50
11	Excavation and fill around trees – >12 inch caliper	EA	$50.00	$51.50
12	Visual barrier fabric	SF	$0.13	$0.13
13	6" and 12" soil placement	CY	$49.83	$51.32
14	24-inch garden soil placement	CY	$64.11	$66.03
15	12-inch Type I and Type II gravel placement	CY	$37.30	$38.42
16	6-inch Type I and Type II gravel placement	CY	$40.41	$41.62
17	Type III gravel & “Avista rock” placement	CY	$43.49	$44.79
18	Mulch, Bark or Wood Chips	CY	$70.00	$72.10
19	Landscaping rock – round	CY	$90.00	$92.70
20	Red or White Landscape Rock	CY	$130.00	$133.90
21	Concrete Aggregate rock, sand, > 12-inch	CY	$65.00	$66.95
22	Porch/deck barrier - raised bed	EA	$400.00	$412.00
23	Porch/deck barrier - lattice barricade	EA	$500.00	$515.00
24	Sod with Maintenance	SF	$0.85	$0.88
25	Grass Seeding Manual/Mechanical	SF	$0.30	$0.31
26	Asphalt – Market Plus 8%	SF	-	-

FOR INFORMATION ONLY (Items 27- 30, Incidental to Respective Unit Rates)
And Pay Items (31-38)

No.	Pay Item	Unit	2008	2009
27	Water sod/grass seed.	EA	NA	NA
28	Warranty - sod/grass seed	EA	NA	NA
29	Warranty - plants	EA	NA	NA
30	Warranty - drainage	EA	NA	NA
31	Additional sod	SF	$0.86	$0.89
32	Additional manual grass seeding	SF	$0.29	$0.30
33	Additional mechanical grass seeding	SF	$0.29	$0.30
34	Miscellaneous equipment – backhoe with operator	HR	$77.6	$79.96
35	Miscellaneous equipment - skid-steer with operator	HR	$72.45	$74.62
36	Miscellaneous equipment – truck with driver	HR	$82.50	$84.98
37	Miscellaneous equipment - extraction help/laborer	HR	$46.58	$47.98
38	Miscellaneous equipment	HR	$93.15	$95.94